John Hancock Funds II

Small Cap Growth Fund (the fund)

Supplement dated January 15, 2021 to the current Prospectus (the Prospectus), as may be supplemented

Effective immediately, Valerie B. Klaiman, CFA no longer serves as a portfolio manager of the fund. Accordingly, all references to Ms. Klaiman will be removed from the Prospectus.

Alexi Makkas, Michael J. Mufson, CFA, Ezra S. Samet, CFA, Jennifer K. Silver, CFA, and Anthony E. Sutton will continue as portfolio managers of the fund and will be jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

You should read this supplement in conjunction with the Prospectus and retain it for future reference.

John Hancock Funds II

Small Cap Growth Fund (the fund)

Supplement dated January 15, 2021 to the current Statement of Additional Information (the SAI), as may be supplemented

Effective immediately, Valerie B. Klaiman, CFA no longer serves as a portfolio manager of the fund. Accordingly, all references to Ms. Klaiman will be removed from the SAI.

Alexi Makkas, Michael J. Mufson, CFA, Ezra S. Samet, CFA, Jennifer K. Silver, CFA, and Anthony E. Sutton will continue as portfolio managers of the fund and will be jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

You should read this supplement in conjunction with the SAI and retain it for future reference.